Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, John Amand, President and Chief Executive Officer of World Wide Relics, Inc.,  (the “Registrant”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)    the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 25, 2010

/s/ John Amand
John Amand
Chief Executive Officer, Chief Financial Officer, President, and Director
(Principal Executive Officer)

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, E. Todd Owens, Secretary, Principal Accounting Officer and Director of World Wide Relics, Inc.,  (the “Registrant”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)    the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 25, 2010

/s/ E. Todd Owens
E. Todd Owens

 Secretary, Principal Accounting Officer and Director